SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant                                [X]

Filed by a Party other than the Registrant             [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                                 PAUZE FUNDS(TM)
                                 ---------------
                (Name of Registrant as Specified in Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)   Filing Party:

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     4)   Date Filed:

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                                      - 1 -

                                 PAUZE FUNDS(TM)

                     14340 TORREY CHASE BOULEVARD, SUITE 170
                              HOUSTON, TEXAS 77014

October 11, 2002

Dear Shareholder:

Enclosed you will find a notice, proxy statement, and proxy ballot regarding a Special Meeting of Shareholders of the Pauze Funds(TM) to be held on Monday, October 28, 2002. WE URGE YOU TO EXERCISE YOUR VOTING RIGHTS BY MARKING AND RETURNING THE PROXY BALLOT AS SOON AS POSSIBLE.

Your vote is important to us. If a majority of the proxy ballots are not returned, another mailing may be required which will result in additional costs to the Funds. We urge you to return your ballot promptly.

This meeting has been called so that you may vote on the election of Trustees. Wayne F. Collins and E. Malcolm Thompson, Jr. currently serve on the Board of Trustees. The Trustees of the Trust serve on staggered terms such that the terms of Mr. Collins and Mr. Thompson will expire on October 29, 2002. So that Mr. Collins and Mr. Thompson may continue to serve as Trustees, the Board has nominated them for re-election.

The enclosed proxy statement describes the proposal in greater detail.

Please read the proxy statement carefully, place your vote on the proxy ballot and return it promptly in the enclosed postage-paid envelope. We appreciate your continued support and confidence.

Sincerely,


Philip C. Pauze
President

                                 PAUZE FUNDS(TM)

                     14340 TORREY CHASE BOULEVARD, SUITE 170
                              HOUSTON, TEXAS 77014

                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 28, 2002

                                  ------------

Dear Shareholders:

     A special meeting of the shareholders of each class of the three portfolios of the Pauze Funds(TM) (the "Trust"), including the Pauze U.S. Government
Limited Duration Fund(TM), Pauze U.S. Government Intermediate Term Bond Fund(TM), and Pauze U.S. Government Short Term Bond Fund(TM) (each a "Fund" and collectively, the "Funds") will be held at 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014, on Monday, October 28, 2002, at 10:00 am (CST) for the purpose of considering the following proposals:

     1.   To elect members of the Board of Trustees;

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record of the Funds at the close of business on September 30, 2002, are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees


Michelle M. Pauze
Secretary

Houston, Texas
October 11, 2002

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                 PAUZE FUNDS(TM)

                     14340 TORREY CHASE BOULEVARD, SUITE 170
                              HOUSTON, TEXAS 77014

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 28, 2002

                                  ------------

     INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Pauze Funds(TM) (the "Trust"), on behalf of its three portfolios: Pauze U.S. Government Limited Duration Fund(TM), Pauze U.S. Government Intermediate Term Bond Fund(TM), and Pauze U.S. Government Short Term Bond Fund(TM) (each a "Fund" and collectively, the "Funds"). The proxies will be used at the Special Meeting of Shareholders of the Trust to be held at 14340 Torrey Chase Blvd., Suite 170, Houston, Texas, on Monday, October 28, 2002, at 10:00 am (CST), or any adjournment or adjournments thereof (collectively, the "Meeting"). A shareholder receiving this proxy statement may hold shares in one or more Funds. A proxy ballot with respect to each Fund of which a shareholder owns shares accompanies this proxy statement.

     The persons named as proxies in the enclosed form of proxy will vote in accordance with your instructions when the form of proxy is returned properly executed. If no instructions are given, the shares represented by a properly executed proxy will be voted:

     1.   For the election of members of the Board of Trustees;

     2. At the discretion of the proxy holders on any other business as may properly come before the meeting.

This proxy statement, along with the Notice of Meeting and proxy ballot, will first be mailed to shareholders on or about October 11, 2002.

                                    PROPOSAL

                  ELECTION OF MEMBERS TO THE BOARD OF TRUSTEES

     Due to the expiration of their terms on October 29, 2002, the Nominating Committee of the Board of Trustees has nominated Wayne F. Collins and E. Malcolm Thompson, Jr. for re-election to the Board. Each nominee, if elected, will hold office for a period of six years (until October 29, 2008) or until termination of the Trust or the Trustee's death, resignation or removal, whichever occurs first. Unless you give contrary instructions, your proxy will be voted for the election of both nominees. Each of the nominees has indicated his willingness to serve. If either of the nominees should withdraw or otherwise become unavailable for election due to events not now known, your proxies will be voted for such other nominee(s) as the Board may recommend. Your proxies will be so voted, unless the Board reduces the number of trusteeships, or you have withheld authority as to the election of the Trustees.

     Mr. Collins and Mr. Thompson are currently Trustees of the Trust. Mr. Thompson is serving out the unexpired term of Mr. Gordon Anderson following his resignation. Information regarding the nominees for election is provided in the following table. Mr. Collins and Mr. Thompson are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940.

   Name, Address and         Position(s) Held             Principal Occupations                Other
     Year of Birth              With Trust                   (Past 5 Years)                Directorships

Wayne F. Collins            Trustee since 1993    Retired.     Vice     President    of        None
32 Autumn Crescent                                Worldwide  Business  Planning  of the
The Woodlands, TX 77381                           Compaq  Computer   Corporation   from
DOB: 1941                                         September 1991 to February 1994.

E. Malcolm Thompson, Jr.    Trustee since 2001    President  of  Malcolm  Thompson  and        None
3707 FM 1960 West                                 Associates,    Inc.,    a   fee-based
Suite 200                                         actuarial   consulting   firm   which
Houston, TX 77068                                 provides   services   primarily   for
DOB: 1939                                         retirement plans, since 1981.

                           OTHER TRUSTEES AND OFFICERS

     Information regarding the other Trustee of the Trust who is not an "interested person" Trustee is provided in the following table.

   Name, Address and         Position(s) Held             Principal Occupations                Other
     Year of Birth              With Trust                   (Past 5 Years)                Directorships

Robert J. Pierce            Trustee since 1996;   Vice  President   (Western  Division)        None
1791 #2 Silverado Trail     Term expires          and    Chief    Operating     Officer
Napa, CA 94588              10/29/05              (Northern    Region)    of    Stewart
DOB: 1945                                         Enterprises,  Inc., a funeral service
                                                  firm, since 1997.

     Information regarding the officers of the Trust and the "interested person" Trustees is provided in the following table.

   Name, Address and         Position(s) Held             Principal Occupations                Other
     Year of Birth              With Trust                   (Past 5 Years)                Directorships

Philip C. Pauze 1           Trustee since 1993;   Chairman    of   Pauze,    Swanson  &        None
14340 Torrey Chase Blvd.    Term expires          Associates Investment Advisors, Inc.,
Suite 170                   10/29/05; President   d/b/a    Pauze    Swanson     Capital
Houston, TX 77014           since 1993            Management  Co.,  an asset management
DOB: 1941                                         firm  specializing  in  management of
                                                  fixed    income   portfolios,   since
                                                  February 2001; President  from  April
                                                  1993  to  February  2001. Chairman of
                                                  Champion Fund Services, a mutual fund
                                                  service   provider,    since    1999;
                                                  President from 1999 to 2001.
                                                  President of CFS Distributors,  Inc.,
                                                  a  broker/dealer  firm,  since  2001.
                                                  President  Pauze  Management  Co.,  a
                                                  management firm, since 2001.

Patricia S. Dobson1         Trustee since         President  of Champion Fund Services,        None
14340 Torrey Chase Blvd.    1999,Term expires     a mutual fund service provider, since
Suite 170                   10/29/05;             February  2001;  Vice  President from
Houston, TX 77014           Secretary, June       March 1999 to February 2001.
DOB:  1943                  1999 to December      Vice President  of  Pauze,  Swanson &
                            2001; Assistant       Associates Investment Advisors, Inc.,
                            Secretary June 1997   an  asset  management firm, from 1996
                            to June 1999          to February 2001.

Nancy Szidlowski            Treasurer and Chief   Director of Administration  and  Fund        None
14340 Torrey Chase Blvd.    Accounting Officer    Accounting of Champion Fund Services,
Suite 170                   since 2000            a mutual fund service provider, since
Houston, TX 77014                                 December   2000.  Accountant  in  the
DOB:  1951                                        mutual fund  accounting department at
                                                  American General Financial Group,  an
                                                  insurance  company,  from  April 1999
                                                  through December 2000. Lead Accountant
                                                  of   the   mutual   fund   accounting
                                                  department at Van Kampen Investments,
                                                  a  mutual  fund  company,  from March
                                                  1994 through April 1999.

Michelle M. Pauze2          Secretary since       Administration, Champion Fund Services,      None
14340 Torrey Chase Blvd.    Dec. 2001;            a mutual  fund service provider, Feb.
Suite 170                   Assistant Secretary   2001 to present.
Houston, TX 77014           1999-2001.            Sales   and   Administration,   Pauze
DOB:  1974                                        Swanson Capital  Management  Co.,  an
                                                  asset  management firm,  June 1997 to
                                                  Feb. 2001.

     1 Mr. Pauze is an "interested person" Trustee because he is an officer of the Trust. In addition, Mr. Pauze may be deemed to be an "interested person" Trustee because he is an officer of the Adviser. Ms. Dobson may be deemed to be an "interested person" Trustee because she is an officer of Champion Fund Services, an affiliate of the Adviser.

     2 Michelle M. Pauze is the daughter-in-law of Philip C. Pauze.

Each Trustee oversees the three Funds in the Trust.

     The following table provides information regarding the dollar range of the Funds owned by each Trustee as of September 30, 2002.

   INTERESTED PERSON        LIMITED DURATION FUND    INTERMEDIATE TERM       SHORT TERM
       TRUSTEES                                          BOND FUND           BOND FUND
       --------
Philip C. Pauze                   $1-$10,000                None          $50,001-$100,000

Patricia S. Dobson                   None                   None                None

NON-INTERESTED PERSON
       TRUSTEES
       --------
Wayne F. Collins                     None                   None                None

Robert J. Pierce                     None                   None                None

E. Malcolm Thompson, Jr.       $10,001-$50,000*             None                None

*Mr. Thompson may be deemed to beneficially own as the trustee of a profit sharing plan.

     The Trust's audit committee consists of E. Malcolm Thompson, Jr., Wayne F. Collins and Robert J. Pierce. The audit committee is responsible for overseeing the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds' financial statements and independent audit of the financial statements; and acting as a liaison between the Funds' independent auditors and the full Board of Trustees. The audit committee held one meeting during the fiscal year ended April 30, 2002. The same Trustees also serve as members of the Nomination Committee. The Nomination Committee did not meet during the fiscal year ended April 30, 2002, but met on June 25, 2002, to nominate Mr. Collins and Mr. Thompson.

COMPENSATION TABLE
------------------

     For the fiscal year ended April 30, 2002, the Board of Trustees met five times. The following table provides information relating to the compensation for each of the Trustees of the Trust for the fiscal year ended April 30, 2002. Trustee fees are Trust expenses and each Fund pays a portion of the Trustee fees. The compensation paid to the Trustees of the Trust for the fiscal year ended April 30, 2002 is set forth below.

                                                        TOTAL COMPENSATION
     INTERESTED PERSON        AGGREGATE COMPENSATION    FROM THE TRUST
     TRUSTEE                  FROM THE TRUST            AND FUND COMPLEX
     -------                  --------------            ----------------
     Philip C. Pauze          $0                        $0
     Patricia S. Dobson       $0                        $0

     NON-INTERESTED PERSON
     TRUSTEE
     Paul J. Hilbert1         $ 6,750                   $ 6,750
     Wayne F. Collins         $13,500                   $13,500
     Gordon Anderson1         $ 2,875                   $ 2,875
     Robert J. Pierce         $13,500                   $13,500
     E. Malcolm Thompson      $10,125                   $10,125

     1No longer serves as Trustee.

     The required vote for the election of the members of the Board of Trustees is the affirmative vote of a plurality of the shares voted at the Meeting, provided a quorum is present.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.

                          VOTING SECURITIES AND VOTING

     At the close of business on September 30, 2002, the record date for the purpose of determining the shareholders entitled to notice and to vote at the Meeting (the "Record Date"), there were 670,848.605 shares of the Trust outstanding. On Record Date, the outstanding shares of each Fund were:

--------------------------------------------------------------------------------
                        Fund                               Outstanding Shares
--------------------------------------------------------------------------------
Pauze U.S. Government Limited Duration Fund(TM)                      291,010.621
--------------------------------------------------------------------------------
Pauze U.S. Government Intermediate Term Bond Fund(TM)                255,383.042
--------------------------------------------------------------------------------
Pauze U.S. Government Short Term Bond Fund(TM)                       124,454.942
--------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following tables set forth information, as of September 30, 2002, with respect to each person known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any Fund:

                                                                 TYPE OF
      NAME & ADDRESS OF OWNER          # OF SHARES    % OWNED    OWNERSHIP
      -----------------------          -----------    -------    ---------

                   PAUZE U.S. GOVERNMENT LIMITED DURATION FUND
                   -------------------------------------------

Donaldson Lufkin Jenrette              106,918.741     36.74%    Record
P O Box 2052
Jersey City, NJ 07303-9998

Strafe & Company                        29,698.626     10.21%    Record
F/A/O Cooper Agency
P.O. Box 160
Westerville, OH  43086

CFTOC, Nominee                          21,254.351      7.30%    Record
FBO Hamilton Funeral Service Center
d/b/a Fitzhenry's Funeral Home
P O Drawer 1410
Ruston, LA 71273

Comerica Bank Escrow Agent FBO          47,852.503     16.44%    Record
MMC Non-Grantor Account
411 W. Lafayette, MC3446
Detroit, MI 48226

Comerica Bank Escrow Agent FBO          61,974.384     21.30%    Record
MMC Grantor Account
411 W. Lafayette, MC3446
Detroit, MI 48226

                PAUZE U.S. GOVERNMENT INTERMEDIATE TERM BOND FUND
                -------------------------------------------------

Strafe & Company                       109,676.739     42.95%    Record
F/A/O Cooper Agency
P.O. Box 160
Westerville, OH  43086

CFTOC, Nominee                          26,048.201     10.20%    Record
FBO Hamilton Funeral Service Center
d/b/a Fitzhenry's Funeral Home
P O Drawer 1410
Ruston, LA 71273

Comerica Bank Escrow Agent FBO          59,237.474     23.20%    Record
MMC Non-Grantor Account
411 W. Lafayette, MC3446
Detroit, MI 48226

Comerica Bank Escrow Agent FBO          43,588.114     17.07%    Record
MMC Grantor Account
411 W. Lafayette, MC3446
Detroit, MI 48226

                   PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND
                   ------------------------------------------

Strafe & Company                        16,366.377     13.15%    Record
F/A/O Cooper Agency
P.O. Box 160
Westerville, OH  43086

CFTOC, Nominee                          11,366.396      9.13%    Record
FBO Hamilton Funeral Service
d/b/a Fitzhenry's Funeral Home
P O Box 1410
Ruston, LA 71273

Philip C. Pauze                          7,346.846      5.90%    Record
14340 Torrey Chase Blvd., Ste. 170
Houston, TX  77014

Comerica Bank Escrow Agent FBO          45,901.090     36.88%    Record
MMC Grantor Account
411 W. Lafayette, MC3446
Detroit, MI 48226

Comerica Bank Escrow Agent FBO          38,563.375     30.99%    Record
MMC Non-Grantor Account
411 W. Lafayette, MC3446
Detroit, MI 48226

The  following   table  provides   information   regarding  all  of  the  shares
beneficially owned by the Trustees and executive officers individually and as a group as of September 30, 2002.

--------------------------------------------------------------------------------
       NAME                   FUND            NUMBER OF SHARES   PERCENT OF FUND
--------------------------------------------------------------------------------
Philip C. Pauze       Limited Duration Fund        1.002                *
--------------------------------------------------------------------------------
Philip C. Pauze       Short Term Fund            7,346.846             5.90
--------------------------------------------------------------------------------
E. Malcolm Thompson   Limited Duration Fund      1,149.311              *
--------------------------------------------------------------------------------
*Less than 1%

As a group, the Trustees and officers owned 1,150.313 shares of the Limited Duration Bond Fund (less than 1%); 7,346.846 shares of the Short Term Bond Fund (5.90%); and 0 shares of the Intermediate Term Bond Fund.

                             INDEPENDENT ACCOUNTANTS

     Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103, has been selected as independent accountants for the Trust for the fiscal year ending April 30, 2003. Tait, Weller & Baker served as independent accountants for the Trust for the fiscal year ending April 30, 2002. Tait, Weller & Baker performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested. Tait, Weller & Baker representatives are not expected to be present at the meeting.

     Audit Fees. For the Funds' fiscal year ending April 30, 2002, the aggregate fees billed by Tait, Weller & Baker for professional services rendered for the audit of the Funds' financial statements consist of $23,400.

     Financial Information Systems Design and Implementation Fees. Tait, Weller & Baker did not provide any financial information systems design and implementation services to the Trust or for the Funds' fiscal year ending April 30, 2002.

     All Other Fees. For the Funds' fiscal year ended April 30, 2002, there were no other fees billed by Tait, Weller & Baker to the Trust.

                                PROXY AND VOTING

     You may vote at the Meeting, by proxy or in person, if you were a shareholder as of the Record Date. To vote by proxy, mark the enclosed proxy ballot and return it by mail in the enclosed envelope or by faxing it to the Trust at 281-444-5929. You are entitled to one (1) vote for each full share held and fractional votes for fractional shares held, on the Record Date, on any matter submitted to a vote at the Meeting.

     The presence, in person or by proxy, of shareholders holding at least a majority of the shares entitled to vote is necessary to constitute a quorum at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Unless otherwise instructed, the proxies will vote FOR the election of the nominees to the Board of Trustees.

     "Broker non-votes" and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares represented at the meeting, but are not votes for any proposal. Broker non-votes are shares held in the name of the broker, but for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Accordingly, broker non-votes and abstentions will not be considered as votes for or against the Proposal.

     You may revoke your form of proxy by giving another proxy or by letter directed to the Trust showing your name and account number. To be effective, such revocation must be received prior to the Meeting. If you wish, you may cancel any proxy previously given by attending the Meeting and voting by ballot at the Meeting.

                             OPERATION OF THE TRUST

     The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. Pauze, Swanson & Associates Investment Advisors, Inc., d/b/a Pauze Swanson Capital Management Co., is the Trust's investment adviser. The Fund retains Fund Services Inc., d/b/a Champion Fund Services, to provide the Fund with administrative services, and to act as the Fund's transfer agent, dividend paying agent and fund accountant. The Trust retains CFS Distributors, Inc. to act as the principal distributor of the Trust's shares. The address of each of these service providers is 14340 Torrey Chase Blvd., Suite 170 Houston, Texas 77014.

                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular annual meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy material must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.

     You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act of 1940 which must be met by convening such a shareholder meeting. However, the Trustees of the Trust serve on staggered terms such that the terms of some Trustees expire every three years. Therefore, a shareholder meeting will be held at least every three years to elect Trustees.

                              COST OF SOLICITATION

     The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by the Trust. In addition to solicitation by mail, the Trust will request banks, brokers, and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of Pauze Swanson Capital Management Co. may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

THE TRUST'S BOARD OF TRUSTEES KNOWS OF NO OTHER MATTERS TO BE PRESENTED AT THE MEETING OTHER THAN AS SET FORTH ABOVE. HOWEVER, IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE HOLDERS OF PROXIES WILL VOTE THE SHARES REPRESENTED BY PROXIES ON SUCH MATTERS IN ACCORDANCE WITH THEIR JUDGMENT, AND DISCRETIONARY AUTHORITY TO DO SO IS INCLUDED IN THE PROXIES.

By Order of the Board of Trustees


Michelle M. Pauze
Secretary

October 11, 2002

A COPY OF THE FUNDS' MOST RECENT ANNUAL REPORT, WHICH INCLUDES FINANCIAL AND OTHER INFORMATION ABOUT THE FUNDS, WILL BE SUPPLIED WITHOUT COST TO ANY SHAREHOLDER UPON REQUEST. SUCH REQUEST SHOULD BE DIRECTED TO MS. NANCY SZIDLOWSKI, TREASURER, PAUZE FUNDS(TM), 14340 TORREY CHASE BOULEVARD, SUITE 170, HOUSTON, TEXAS 77014, TELEPHONE NUMBER 800-327-7170.

                                      PROXY
                                 PAUZE FUNDS(TM)

                     14340 TORREY CHASE BOULEVARD, SUITE 170
                              HOUSTON, TEXAS 77014

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 28, 2002

The undersigned shareholder of the Pauze Funds(TM) (the "Trust"), hereby nominates, constitutes and appoints StephEN Pauze and Patricia Dobson, each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014, on October 28, 2002, at 10:00 am (CST) and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

PROPOSAL:      ELECTION OF TRUSTEES

TO ELECT THE TWO PERSONS NAMED BELOW TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:

     WAYNE F. COLLINS
     E. MALCOLM THOMPSON, JR.

     [ ] AUTHORITY GIVEN      [ ] AUTHORITY WITHHELD

THE BOARD OF TRUSTEES RECOMMENDS AN "AUTHORITY GIVEN" VOTE FOR THE ABOVE PROPOSAL. IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ONE BUT NOT BOTH OF THE NOMINEES, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME OF THE NOMINEE FOR WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

----------------------------------------------------

                                               DATED                      , 2002
                                                     ---------------------

----------------------
(Number of Shares)

-----------------------------------          -----------------------------------
(Please Print Your Name)                     (Please Print Your Name)


-----------------------------------          -----------------------------------
(Signature of Shareholder)                   (Signature of Shareholder)

      Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

                                      PROXY
                                 PAUZE FUNDS(TM)

                     14340 TORREY CHASE BOULEVARD, SUITE 170
                              HOUSTON, TEXAS 77014

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 28, 2002

The undersigned shareholder of the Pauze Funds(TM) (the "Trust"), hereby nominates, constitutes and appoints StephEN Pauze and Patricia Dobson, each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014, on October 28, 2002, at 10:00 am (CST) and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

PROPOSAL:      ELECTION OF TRUSTEES

TO ELECT THE TWO PERSONS NAMED BELOW TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:

     WAYNE F. COLLINS
     E. MALCOLM THOMPSON, JR.

     [ ] AUTHORITY GIVEN      [ ] AUTHORITY WITHHELD

THE BOARD OF TRUSTEES RECOMMENDS AN "AUTHORITY GIVEN" VOTE FOR THE ABOVE PROPOSAL. IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ONE BUT NOT BOTH OF THE NOMINEES, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME OF THE NOMINEE FOR WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

----------------------------------------------------

                                               DATED                      , 2002
                                                     ---------------------

----------------------
(Number of Shares)

-----------------------------------          -----------------------------------
(Please Print Your Name)                     (Please Print Your Name)


-----------------------------------          -----------------------------------
(Signature of Shareholder)                   (Signature of Shareholder)

      Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING. PLEASE MARK, SIGN, DATE AND MAIL OR FAX (TO 281-444-5929) THIS PROXY PROMPTLY.

                                      - 2 -